SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 2, 1996



                         HRE PROPERTIES
     (Exact name of registrant as specified in its charter)



              Massachusetts                         04-245-8042
(State of incorporation or organization)          (I.R.S. Employer
                                                 Identification No.)


321 Railroad Avenue, Greenwich, Connecticut                 06830
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    203-863-8200


Page 1 of 7 Pages
Exhibit Index appears at Page 4


Item 5.         Other Events.

     On May 14, 1996, HRE Properties (the "Trust") and The First National Bank of Boston (the "Rights Agent") entered into Amendment No. 1 to the Rights Agreement dated as of October 28, 1988 between the Trust and the Rights Agent (the "Rights Agreement"). The Rights Agreement was attached as Exhibit 1 to the Trust's Application for Registration of Preferred Share Purchase Rights on Form 8-A (the "Form 8-A") filed with the Securities and Exchange Commission on November 4, 1988. Amendment No. 1 to the Rights Agreeement is attached hereto as Exhibit 4, and is also attached as
Exhibit 4 to Amendment No. 1 to the Form 8-A filed with the Securities and Exchange Commission on Form 8-A/A on May 16, 1996. Each of the Rights Agreement and Amendment No. 1 to the Rights Agreement is incorporated herein by reference. Reference is made to such Exhibits for a complete description thereof.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.         Description

          4 Amendment No. 1 to the Rights Agreement, dated as of May 14, 1996, between HRE
                         Properties and The First National Bank of Boston.

          99             Press Release dated May 2, 1996.


                        Page 2 of 7 Pages


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  May 16, 1996



                                   HRE PROPERTIES



                                   By:       /S/ Charles J. Urstadt
                                   Name:     Charles J.Urstadt
                                   Title:    Chairman of the
                                             Board of Trustees,
                                             President and
                                             Chief Executive Officer


                        Page 3 of 7 Pages

                          EXHIBIT INDEX

Exhibit Number                Description                        Page

     4                   Amendment No. 1 dated as of May           5
                         14, 1996 to the Rights Agreement, dated
                         as of October 28, 1988.

     99                  Press Release dated May 2, 1996.          7



                        Page 4 of 7 Pages


                                                        EXHIBIT 4


               AMENDMENT NO. 1 TO RIGHTS AGREEMENT

     AMENDMENT NO. 1, dated as of May 14, 1996 (the "Amendment"), to the Rights Agreement, dated as of October 28, 1988 (the "Rights Agreement"), between HRE Properties, a Massachusetts business trust (the "Trust"), and The First National Bank of Boston, as rights agent (the "Rights Agent").

     WHEREAS, the Company and the Rights Agent entered into the Rights Agreement specifying the terms of the Rights (as defined therein); and

     WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 26 of the Rights
Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

     1. The definition of "Acquiring Person" contained in Section 1(a) of the Rights Agreement is hereby amended by deleting the term "20%" appearing in the third line of such Section 1 (a) and inserting in lieu thereof the term "25%".

     2. Section 11(a)(ii)(B) of the Rights Agreement is hereby amended by deleting the term "20%" appearing in the ninth line of such Section 11(a)(ii)(B) and inserting in lieu thereof the term "25%".

     3. Section 23 of the Rights Agreement is hereby amended by adding the following language immediately after the words "prior to" appearing in the second line thereof:
          "the earlier of (i) the close of business on the tenth business day following the date any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan of the Trust or of any Subsidiary of the Trust, or any Person or entity organized, appointed or established by the Trust for or pursuant to the terms of any such plan), alone or together with its Affiliates, shall, at any time after the Declaration Date, become the Beneficial Owner of 25% or more of the shares of Common Shares then outstanding, or (ii)".

     4. Section 23 of the Rights Agreement is hereby amended by adding the following sentence immediately after the final period of such Section 23:
          "Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of an event described in Section 11(a)(ii) until such time as the Company's right of redemption hereunder has expired."


                        Page 5 of 7 Pages

     5. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement, as amended hereby.

     6. This Amendment shall be deemed to be a contract made under the laws of the Commonwealth of Massachusetts and for all purposes shall be governed by and construed in accordance with the laws of said state applicable to contracts to be made and performed entirely within said state.

     7. This Amendment shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

     8. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        HRE PROPERTIES

                                        By:/s/James R. Moore

                                            Name: James R. Moore
                                            Title:  Executive Vice
                                                    President

ATTEST:
By:    /s/ Sonja Mechler
Name:  Sonja Mechler
Title:  Executive Secretary

                                        THE FIRST NATIONAL
                                        BANK OF BOSTON


                                        By:/s/ Gordon C. Stevenson

                                             Name:/s/ Gordon C. Stevenson
                                             Title: Director-Administration



                        Page 6 of 7 Pages

                                                       EXHIBIT 99

FOR IMMEDIATE RELEASE

Contact:  James R. Moore
          HRE Properties
          203-863-8200

                 HRE ANNOUNCES COMMENCEMENT OF
                    SHARE REPURCHASE PROGRAM

Greenwich, CT, May 2, 1996 - HRE (NYSE: HRE), a real estate investment trust, today announced that its Board of Trustees has approved a share repurchase program, pursuant to which the Trust may repurchase up to one million shares of its common shares, from time to time, over the next several years.

In announcing the program, Charles J. Urstadt, Chairman and Chief
Executive Officer of HRE, stated " We believe our shares to be significantly undervalued at the current market price. Therefore, a repurchase plan represents an excellent investment of the Trust's funds."

Repurchases would be effected through purchases in the open market or through privately negotiated transactions. In making repurchases, the Trust expects to use available cash as well as proceeds from non-core asset sales, some of which currently are being negotiated. The repurchase program is subject to postponement or termination at any time in light of prevailing market conditions and other factors.

The Trust also announced that its Board of Trustees has approved an amendment to its Shareholder Rights Plan. Among other things, the amendment increases from 20%-25% the beneficial ownership threshold which triggers the exercisability of the rights. The amendment was not adopted in response to any take over attempt or other threat to Trust policy but was adopted to prevent any inadvertent activation of the Rights Plan that could result from the potential decrease in the number of shares outstanding. No repurchases of shares will be effected under the repurchase program until the amendment is finalized, which is expected to occur over the next several days.

The Trust also announced that it expected net income and funds from operations for the second quarter ended April 30, 1996, to be consistent with the results achieved in the first quarter before the gain on sale of a property realized in that quarter. Such results are preliminary and subject to revision.

HRE is a self-administered equity real estate investment trust that provides investors with a liquid vehicle for participating in ownership of income-producing properties.




                        Page 7 of 7 Pages